UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

CYBER LAW REPORTER, INC.

(Exact name of registrant as specified in its Charter)

Texas

76-0636625

              (State of Incorporation)            (IRS Employer Identification No.)

1207 Wisterwood, Houston, Texas 77043

(Address of principal executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:

NONE

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A(c), check the following Box.  [   ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A (d), check the following box.  [  X ]

Securities Act registration statement file number to which this form relates:  [  ] (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, Par Value $0.001

(Title of the Class)

Item 1.  Description of Registrant’s Securities to be Registered.

The class of securities to be registered hereunder is Common Stock, par value $0.001 per share of Cyber Law Reporter, Inc.  The description of capital stock following the heading, “Description of Securities” in the Prospectus included in the Registration Statement filed with the Securities and Exchange Commission on August 7, 2002 is incorporated herein by reference, file number: 333-87696.

Item 2.  Exhibits

NONE

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized

Cyber Law Reporter, Inc.

Date:  June 24, 2005

By: //ss// Jonathan C. Gilchrist

President